SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 7, 1996
                                                  ---------------


                        FGIC SECURITIES PURCHASE, INC.
                --------------------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                     0-19564              13-3633082
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(State or other               (Commission           (I.R.S. Employer
jurisdiction of               File Number)         Identification No.)
incorporation)


                 115 Broadway, New York, New York   10006
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          (Address of principal executive officers) (Zip Code)



Registrant's telephone number, including area code: (212) 312-3000
                                                    --------------


Item 5.   Other Events
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     An exhibit is filed herewith in connection with the Registration
Statement on Form S-3 (File No. 33-84062) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consents of KPMG Peat Marwick LLP relating to (i) the incorporation by reference of their report dated February 9, 1996 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1994, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1995; and (ii) the reference to them under Experts in the Prospectus Supplement dated October 1, 1996 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $5,000,000 Trustees of the Tulsa Airports Improvement Trust Tulsa International Airport General Revenue Bonds, Variable Rate Demand Series 1996.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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                                   EXHIBITS

          Item 601 of
          Regulation S-K
          Exhibit Reference
          Number
          ------

          (23)           Consents of experts and counsel:

                         (e)  Consent of KPMG Peat Marwick LLP


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   FGIC SECURITIES PURCHASE, INC.
                                   ------------------------------
                                             (Registrant)



                                   By: /S/ Carolanne Gardner
                                      ----------------------------
                                      Name:  Carolanne Gardner
                                      Title:  Assistant Secretary


Dated: October 7, 1996




                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549









                        FGIC SECURITIES PURCHASE, INC.








                        EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED October 7, 1996










                                               Commission File Number 0-19564


                                EXHIBIT INDEX



Exhibit No.    Description                                  Page
-----------    -----------                                  ----

(23)           Consents of experts and counsel:

                    (e)  Consent of KPMG Peat Marwick LLP

                                             Exhibit (23)(e)





To the Board of Directors
General Electric Capital Corporation


     We consent to incorporation by reference in the Prospectus Supplement dated October 1, 1996 of FGIC Securities Purchase, Inc. relating to the $5,000,000 principal amount plus interest Liquidity Facility in support of Tulsa International Airport General Revenue Bonds, Variable Rate Demand Series 1996 (the "Prospectus Supplement") of our report dated February 9. 1996 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 1995 and 1994 and the related statements of current and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1995, and related schedule which report appears in the December 31, 1995 Annual Report on Form 10-K of General Electric Capital Corporation.

     We also consent to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                    /s/ KPMG Peat Marwick LLP
                                   -----------------------------------
                                   KPMG Peat Marwick LLP



Stamford, Connecticut
October 1, 1996